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                                                               Rule 497(c)
                                                               File No. 33-90888


                          TRANSAMERICA PREMIER FUNDS
                                ADVISER SHARES

                      Supplement Dated September 22, 1995
             to Adviser Shares Prospectus Dated September 22, 1995

                      For Residents of the State of Texas

     The following information supplements, and should be read in conjunction with, the Prospectus to which this endorsement is attached.

     The following information supplements the section titled "Fund Expenses."

     If you are eligible to buy the Adviser Shares, you are also eligible to buy the Investor Shares. The 12b-1 fee for the Advisor Shares is higher than the 12b-1 fee for the Investor Shares. Therefore, by buying the Investor Shares you will pay less in fees each year, than if you purchase the Adviser Shares.

     However, we can not provide you with the guidance of a registered broker-dealer. The extra 12b-1 fee charged for the Adviser Shares is to compensate the broker through whom it is sold for investment advice to the investor.






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